Safety of AG200-15, an Investigational Transdermal Patch, in Three Phase 3 Studies

Anita L. Nelson[1], Andrew Kaunitz[2], Robin Kroll[3], James A. Simon[4], Paula Castaño[5], Elizabeth I.O. Garner[6]

[1] Western University of Health Sciences, Pomona, CA, David Geffen School of Medicine, Los Angeles, CA; [2] University of Florida College of Medicine-Jacksonville, Jacksonville, FL; [3] University of Washington, Seattle, WA; [4] George Washington University School of Medicine, and IntimMedicine Specialists, Washington, DC; [5] Columbia University Irving Medical Center, New York, NY [6] Agile Therapeutics, Princeton, NJ

INTRODUCTION

- AG200-15 (Twirla®) is a low-dose transdermal contraceptive delivery system under investigation as a once-weekly prescription contraceptive patch (**Figure 1**)
- A 28-day cycle consists of consecutive administration of three 7-day patches followed by 7 days without treatment
- We report the safety from three Phase 3 studies - the SECURE (ATI-CL23) study, ATI-CL12, and ATI-CL13

Figure 1. Schematic of the AG200-15 Contraceptive Patch (Not drawn to scale)


Active Matrix Region
Peripheral Laminate Region
Total Patch Area
28.0 cm²
Active Drug Matrix Area
15.0 cm²
Total Patch Diameter
5.97 cm
Drug Matrix Diameter
4.37 cm
Peripheral Adhesive Width
0.80 cm
Total Patch Thickness

AIM

- To present the safety and tolerability profile of the investigational combined hormonal contraceptive patch, AG200-15, in women of child bearing potential

STUDY DESIGN, MATERIAL, & METHODS

- SECURE (Study to Evaluate Contraception Use, Reliability, and Effectiveness) was a single-arm, 13-cycle, open-label study conducted in 2014-2016
- ATI-CL12 (13-cycles) and ATI-CL13 (6-cycles) were open-label, randomized, active-controlled (approved oral contraceptives (OC)) safety and efficacy studies conducted in 2010-2011
- All study sites were in the U.S.
- Treatment-emergent adverse events (TEAEs) were evaluated and defined as adverse events that occurred from start of treatment to the day after the last patch was removed
- Hormone-related adverse reactions were evaluated by the investigators and defined as reactions likely caused by combination hormonal contraception

Agile THERAPEUTICS

RESULTS

- Across all three Phase 3 studies 6,556 subjects were screened and 3,611 were enrolled; ATI-CL23 accounted for over half of these subjects (**Table 1**)
- Overall the mean age was 27.0, mean BMI was 27.9 (15.1 kg/m² to 63.0 kg/m²), 35.1% were obese (BMI ≥30 kg/m²), 69.4% were White, 23% were Black or African American, and 18.3% were Hispanic or Latino
- The safety population includes subjects who wore at least one patch for any length of time. Approximately half of the subjects who wore at least one patch completed the studies
- The most common reasons for discontinuation of study drug were subject decision, lost to follow-up and adverse events
- The percentage of subjects lost to follow-up was lower in ATI-CL23 than in previous Phase 3 studies (ATI-CL12/13) combined

Table 1. Phase 3 Studies Subject Disposition

	ATI-CL12/13		ATI-CL23	Overall
Cycles	1-6 (CL13)	1-13 (CL12)	1-13	All
Women Screened	2243	2523	4033	6556
Randomized/Enrolled	1330	1579	2032	3611
Safety Population	1220	1450	2031	3481
Completed Study	597 (48.9%)	747 (51.5%)	989 (48.7%)	1736 (49.9%)
Reason for Discontinuation				
Any	623 (51.1%)	703 (48.5%)	1042 (51.3%)	1745 (50.1%)
Subject Decision	176 (14.4%)	200 (13.8%)	310 (15.3%)	510 (14.7%)
Lost to Follow-up	207 (17.0%)	229 (15.8%)	229 (11.3%)	458 (13.2%)
Adverse Events	135 (11.1%)	151 (10.4%)	222 (10.9%)	373 (10.7%)
Non-compliance	42 (3.4%)	47 (3.2%)	116 (5.7%)	163 (4.7%)
Pregnancy	38 (3.1%)	46 (3.2%)	73 (3.6%)	119 (3.4%)
Investigator's Decision	14 (1.1%)	16 (1.1%)	17 (0.8%)	33 (0.9%)
Protocol Violation	4 (0.3%)	4 (0.3%)	14 (0.7%)	18 (0.5%)
Sponsor Decision	0	0	18 (0.9%)	18 (0.5%)
Sponsor Decision (Study Termination)	0	0	2 (0.1%)	2 (0.1%)
Death	0	0	0	0
Other	8 (0.7%)	10 (0.7%)	41 (2.0%)	51 (1.5%)

- An overall summary of TEAEs for subjects who wore the AG200-15 patch in the three Phase 3 studies is provided in (**Table 2**)
- There were no deaths among subjects who wore the patch
- Fewer than 2% of subjects had an SAE, and approximately 11% had TEAEs that resulted in study drug discontinuation
- The percentages of subjects with any TEAE, SAE, and TEAE resulting in study drug discontinuation in ATI-CL23 were comparable to those seen in the previous Phase 3 studies (ATI-CL12/13)

Table 2. Phase 3 Studies Summary of Treatment Emergent Adverse Events

	ATI-CL12/13		ATI-CL23	Overall
Cycles	1-6 (CL13) (N=1220)	1-13 (CL12) (N=1450)	1-13 (N=2031)	All (N=3481)
Subjects with Any TEAEs	580 (47.5%)	781 (53.4%)	1085 (53.4%)	1866 (53.6%)
Subjects with Any Study Drug-Related TEAEs	261 (21.4%)	338 (23.3%)	552 (27.2%)	890 (25.6%)
Subjects with Severe TEAEs	50 (4.1%)	73 (5.0%)	92 (4.5%)	165 (4.7%)
Subjects with SAEs	14 (1.2%)	16 (1.1%)	40 (2.0%)	56 (1.6%)
Subjects with Study Drug-Related SAEs	3 (0.3%)	3 (0.2%)	15 (0.7%)	18 (0.5%)
Subjects with TEAEs Resulting in Study Drug Discontinuation	119 (9.8%)	151 (10.4%)	224 (11.0%)	375 (10.8%)
Subjects Who Died	0	0	0	0

- Common TEAEs (i.e., those reported in at least 2% of subjects are summarized in (**Table 3**)
- Overall no individual TEAE was reported in > 6.0% of subjects
- In ATI-CL23, nasopharyngitis and upper respiratory tract infection were the two most frequently reported TEAEs; in ATI-CL12/13, nasopharyngitis and nausea were the two TEAEs most frequently reported
- Among the observed TEAEs, nausea, headache, cervical dysplasia, dysmenorrhea, and increase weight were considered potentially hormone-related TEAEs

Table 3. Phase 3 Studies Incidence of Most Common Treatment Emergent Adverse Events (≥ 2%)

	ATI-CL12/13		ATI-CL23	Overall
Cycles	1-6 (CL13) (N=1220)	1-13 (CL12) (N=1450)	1-13 (N=2031)	All (N=3481)
Nasopharyngitis	64 (5.3%)	83 (5.7%)	116 (5.7%)	199 (5.7%)
Upper respiratory tract infection	43 (3.5%)	55 (3.8%)	100 (4.9%)	155 (4.5%)
Nausea	50 (4.1%)	64 (4.4%)	84 (4.1%)	148 (4.3%)
Headache	41 (3.4%)	52 (3.6%)	72 (3.6%)	124 (3.6%)
Urinary tract infection	26 (2.1%)	48 (3.3%)	72 (3.6%)	120 (3.5%)
Cervical dysplasia	28 (2.3%)	90 (6.2%)	17 (0.8%)	107 (3.1%)
Sinusitis	35 (2.9%)	52 (3.6%)	54 (2.7%)	106 (3.1%)
Dysmenorrhea	22 (1.8%)	26 (1.8%)	47 (2.3%)	73 (2.1%)
Weight increased	23 (1.9%)	30 (2.0%)	41 (2.0%)	71 (2.0%)

Note: Preferred terms are coded using MedDRA version 18.1

- Overall 726 (20.9%) had TEAEs considered potentially hormone-related (**Table 4**)
- A total of 15.6% had a hormone-related TEAEs that were considered drug-related, 1.6% had a hormone-related severe TEAEs, 0.6% had a hormone related SAEs, and 5.3% had a hormone-related TEAEs that resulted in discontinuation of the study drug
- Application site skin irritation was the most frequently reported application site disorder and the application site disorder TEAE most frequently leading to discontinuation of study drug
- Subjects rated patch site skin irritation on a 4-point scale (0 = none, 1 = mild, 2 = moderate, 4 = severe)
- Across the safety population, for Cycles 1-13 combined, the subject-reported mean skin irritation score was 1.3

Table 4. Phase 3 Studies Potentially Hormone-Related TEAEs and Application Site Disorder Adverse Events (≥ 2% of Subjects) (N=3481)

Preferred Term	Any Hormone-Related TEAE	Severe TEAE	Drug Related TEAE	SAE	TEAE Resulting in Discontinuing Study Drug
Any Hormone-Related AE	726 (20.9%)	55 (1.6%)	543 (15.6%)	19 (0.6%)	183 (5.3%)
Nausea	148 (4.6%)	5 (0.1%)	103 (3.0%)	0	26 (0.8%)
Headache	124 (3.6%)	12 (0.3%)	75 (2.2%)	0	12 (0.3%)
Dysmenorrhea	73 (2.1%)	6 (0.2%)	56 (1.6%)	0	10 (0.3%)
Weight Increased	71 (2.0%)	2 (0.1%)	58 (1.7%)	0	9 (0.3%)
Application Site Disorder*	197 (5.7%)	24 (0.7%)	193 (5.5%)	0	125 (3.6%)
Application site irritation**	64 (1.8%)	6 (0.2%)	64 (1.8%)	0	52 (1.5%)

* A bundle of terms coded using MedDRA version 18.1

** Application site disorder TEAE most frequently reported by subjects

- Across all studies, 56 (1.6%) subjects reported SAEs
- Hormone related SAEs occurring in 19 subjects included cholelithiasis (4), deep vein thrombosis/embolism venous (4), pulmonary embolism (3), cholecystitis (3), major depression (3), suicidal ideation (2), suicide attempt (1), necrotizing pancreatitis (1), vomiting (1)
  - There were six women with venous thromboembolic events, five had baseline BMI ≥ 30 kg/m² and weight > 200 lbs
  - There were six women with cholelithiasis or cholecystitis, all had baseline BMI ≥ 35 kg/m² and weight > 210 lbs

CONCLUSION

- AG200-15 was generally well-tolerated and had an overall favorable safety profile
- The most-frequent hormone-related adverse events, none of which were experienced by more than 5% of subjects, were generally in line with adverse events observed in approved low dose combined hormonal products
- Overall, patch-related skin irritation was infrequent and was mild in severity
- Serious potentially hormone-related adverse events occurred in a population of women at higher baseline risk for these events (VTE and gallbladder disease)

Disclosures

AN: Consultant/Advisor: Agile, AMAG Pharma, Bayer, ContraMed, Merck, Pharmanest; Honoraria/ Speaker: Bayer, Merck; Grants/Research Support: Agile, ContraMed, Estetra SPRL, Evofem Inc, FHI (MonaLisa), Mithra Pharma. **AK:** Consultant/Advisor: Bayer, Merck, Mithra; Consultant (institution): Medicines360; Research Support (institution): Agile, Allergan, Bayer, Evofem, Merck, Mithra. **RK:** Research Support: AbbVie, Agile, Allergan, Bayer, Chemo Group, Contramed, Merck, Mithra. **JS:** Consultant/Advisor: AbbVie, Allergan, AMAG, Amgen, Ascend, Azure, Millendo, Nuelle, Radius, Regeneron, Roivant, Sanofi, Sebela, Sermonix, Shionogi, Symbiotec, TherapeuticsMD, Valeant; Speaker: Novo Nordisk, Shionogi, Valeant; Research Support: AbbVie, Agile, Allergan, Bayer, New England Research Institute, Palatin, Symbio, TherapeuticsMD; Stock Ownership: Sermonix. **PC:** Consultant/Advisor: Bayer; Research Support: Bayer. **EG:** Employee/Stock Ownership: Agile Therapeutics.